APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C Class R	0.75 0.25
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Alternative Strategies Fund Class C	0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25
C&B Large Cap Value Fund Class B Class C	0.75 0.75
C&B Mid Cap Value Fund Class B Class C	0.75 0.75
California Limited-Term Tax-Free Fund Class C	0.75
California Municipal Money Market Fund Sweep Class	0.35
California Tax-Free Fund Class B Class C	0.75 0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund Class C	0.75
Common Stock Fund Class B Class C	0.75 0.75
Core Bond Fund Class B Class C Class R	0.75 0.75 0.25
Core Plus Bond Fund Class B Class C	0.75 0.75
Disciplined U.S. Core Fund Class C Class R	0.75 0.25
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class B Class C	0.75 0.75
Diversified Equity Fund Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75
Diversified International Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target Today Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2010 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2015 Fund Class R	0.25
Dow Jones Target 2020 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2025 Fund Class R	0.25
Dow Jones Target 2030 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2035 Fund Class R	0.25
Dow Jones Target 2040 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2045 Fund Class R	0.25
Dow Jones Target 2050 Fund Class C Class R	0.75 0.25
Dow Jones Target 2055 Fund Class R	0.25
Dow Jones Target 2060 Fund Class C Class R	0.75 0.25
Dynamic Target Today Fund Class C Class R	0.75 0.25
Dynamic Target 2015 Fund Class C Class R	0.75 0.25
Dynamic Target 2020 Fund Class C Class R	0.75 0.25
Dynamic Target 2025 Fund Class C Class R	0.75 0.25
Dynamic Target 2030 Fund Class C Class R	0.75 0.25
Dynamic Target 2035 Fund Class C Class R	0.75 0.25
Dynamic Target 2040 Fund Class C Class R	0.75 0.25
Dynamic Target 2045 Fund Class C Class R	0.75 0.25
Dynamic Target 2050 Fund Class C Class R	0.75 0.25
Dynamic Target 2055 Fund Class C Class R	0.75 0.25
Dynamic Target 2060 Fund Class C Class R	0.75 0.25
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class B Class C	0.75 0.75
Emerging Markets Equity Income Fund Class C Class R	0.75 0.25
Endeavor Select Fund Class B Class C	0.75 0.75
Enterprise Fund Class B Class C	0.75 0.75
Global Long/Short Fund Class C	0.75
Global Opportunities Fund Class B Class C	0.75 0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class B Class C	0.75 0.75
Growth Balanced Fund Class B Class C	0.75 0.75
Growth Fund Class C	0.75
High Income Fund[1] Class B Class C	0.75 0.75
High Yield Bond Fund Class B Class C	0.75 0.75
High Yield Municipal Bond Fund Class C	0.75
Index Asset Allocation Fund Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75
Inflation-Protected Bond Fund Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75
International Equity Fund Class B Class C Class R	0.75 0.75 0.25
International Value Fund Class B Class C	0.75 0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class B Class C Class R	0.75 0.75 0.25
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C Class R	0.75 0.25
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class C	0.75
Moderate Balanced Fund Class B Class C	0.75 0.75
Money Market Fund Class B Class C Daily Class	0.75 0.75 0.25
Municipal Bond Fund Class B Class C	0.75 0.75
Municipal Money Market Fund Sweep Class	0.35
National Tax-Free Money Market Fund Sweep Class	0.35
North Carolina Tax-Free Fund Class C	0.75
Omega Growth Fund Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75
Pennsylvania Tax-Free Fund Class B Class C	0.75 0.75
Precious Metals Fund Class B Class C	0.75 0.75
Premier Large Company Growth Fund Class B Class C	0.75 0.75
Short Duration Government Bond Fund Class B Class C	0.75 0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Core Fund[2] Class C	0.75
Small Cap Value Fund Class B Class C	0.75 0.75
Small Company Growth Fund Class B Class C	0.75 0.75
Small Company Value Fund Class C	0.75
Small/Mid Cap Value Fund[3] Class C Class R	0.75 0.25
Special Mid Cap Value Fund Class C Class R	0.75 0.25
Special Small Cap Value Fund Class B Class C Class R	0.75 0.75 0.25
Specialized Technology Fund Class B Class C	0.75 0.75
Strategic Income Fund Class C	0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Utility and Telecommunications Fund Class B Class C	0.75 0.75
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
WealthBuilder Conservative Allocation Portfolio	0.75
WealthBuilder Equity Portfolio[4]	0.75
WealthBuilder Growth Allocation Portfolio	0.75
WealthBuilder Growth Balanced Portfolio	0.75
WealthBuilder Moderate Balanced Portfolio	0.75
WealthBuilder Tactical Equity Portfolio	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

1On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

2On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.

3On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

4On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016 and the name will change to WealthBuilder Equity Portfolio.

Appendix A amended:  February 18, 2016